SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          E-AUCTION GLOBAL TRADING INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)      Title of each class of securities to which transaction applies:

         2)      Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)      Proposed maximum aggregate value of transaction:

         5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                          E-AUCTION GLOBAL TRADING INC.

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 31, 2001
--------------------------------------------------------------------------------

The Annual Meeting of Stockholders of e-Auction Global Trading Inc., a Delaware corporation (the "Company"), will be held at The Toronto Board of Trade, Ketchum Osgoode MacDonald Room, 3rd Floor, 77 Adelaide Street West Toronto, M5X 1C1 (the "Annual Meeting") on May 31, 2001, at 10:30 AM, local time, for the following purposes:

         1. To elect 6 members of the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualified.

         2. To ratify the appointment of PricewaterhouseCoopers LLC as the Company's independent accountants for the fiscal year ending December 31, 2001.

         3. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company.

         4.       To consider  and vote upon a proposal  to amend the  Company's
                  1999 Stock Option Plan to increase the number of shares available for issuance from 6,000,000 to 9,000,000 shares.

         5. To consider and vote upon a proposal to adopt the Company's 2001 Stock Option Plan.

         6.       To transact  such other  business as may properly  come before
                  the   Annual   Meeting  or  any  and  all   postponements   or
                  adjournments thereof.

         Only stockholders of record at the close of business on April 24, 2001, shall be entitled to notice of and to vote at the Annual Meeting or any and all postponements or adjournments thereof. A complete list of holders of common stock entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, will be available at the Annual Meeting and will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of e-Auction Global Trading Inc., 220 King Street West, Suite 200, Toronto, Ontario M5H 1K4.

                                              By order of the Board of Directors


                                              /s/
                                                 ----------------------------
April [___,] 2001
Toronto, Ontario

--------------------------------------------------------------------------------
                                    IMPORTANT
TO ASSURE PROPER REPRESENTATION AT THE ANNUAL MEETING, ALL STOCKHOLDERS ARE REQUESTED TO FILL IN AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.
--------------------------------------------------------------------------------

                          E-AUCTION GLOBAL TRADING INC.
                         220 KING STREET WEST, SUITE 200
                            TORONTO, ONTARIO M5H 1K4

                               ------------------

                                 PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 31, 2001

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of e-Auction Global Trading Inc., a Nevada corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Toronto Board of Trade, Ketchum Osgoode MacDonald Room, 3rd Floor, 77 Adelaide Street West Toronto, M5X 1C1, on May 31, 2001, at 10:30 AM, local time, or any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

      This Proxy Statement, Notice of Annual Meeting and accompanying proxy card are first being mailed to stockholders on or about April 27, 2001.

         A copy of the Company's Annual Report for the fiscal year ended December 31, 2000 ("fiscal 2000"), is being sent to each stockholder of record as of April 24, 2001, together with this Proxy Statement.

                                VOTING SECURITIES

         Stockholders of record at the close of business on April 24, 2001, will be entitled to notice of, and to vote the shares of Common Stock of the Company, $.001 par value ("Common Stock"), held by them on such date at, the Annual Meeting or any and all postponements or adjournments thereof. The Common Stock is the Company's only class of outstanding voting securities. Each share of Common Stock entitles the holder thereof to one vote. On April 24, 2001, there were [_______] shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

         If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card will vote for:

      o     the Board of Directors' nominees for director
      o the ratification of the appointment of PricewaterhouseCoopers LLC as the Company's independent accountants for the fiscal year ending December 31, 2001 ( "fiscal 2001 ")
      o an amendment of the Company's Articles of Incorporation to change the Company's name
      o an amendment to the Company's 1999 Stock Option Plan to increase the number of shares issuable under such plan from 6,000,000 to 9,000,000 shares
      o     the adoption of the Company's 2001 Stock Option Plan
      o in the discretion of the Board of Directors, as to all other matters as may properly come before the Annual Meeting.

         Each such proxy granted may be revoked by the stockholder giving such proxy at any time before it is exercised by filing with the Secretary of the Company, at the address set forth above, a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person who executed a proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the aggregate shares of Common Stock outstanding at the close of business on April 24, 2001 will constitute a quorum.

         The directors will be elected by a plurality of the votes cast at a duly held meeting at which a quorum is present. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum).

         Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. Shares that are voted to abstain will be considered cast with respect to that matter and will, in effect, be deemed negative votes on each proposal. However, abstentions and broker non-votes will have no effect on the outcome of the election of directors, which election is by a plurality of the votes. Shares subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS
                              ---------------------

         A Board of six (6) directors is to be elected at the Annual Meeting. The Board of Directors proposes the election of the following six (6) nominees to serve until the next Annual Meeting and until their successors are duly elected and qualified:

                                 Philip A. Lapp
                              Phillip G. MacDonnell
                               Daniel A. McKenzie
                                 Mark F. Milazzo
                                    Ken Reid
                                   Bart Sonck

         All of the nominees are present members of the Board of Directors. The Board has no reason to believe that any of the foregoing nominees will not serve if elected, but if any of them should become unavailable to serve as a director or be withdrawn from nomination, and if the Board of Directors shall designate a substitute nominee, the persons named as proxy holders will vote for the substitute.

         If elected, all nominees are expected to serve until the 2001 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

                                       YEAR FIRST
                                       ELECTED OR
NAME                        AGE        APPOINTED          POSITION
----                        ---        ---------          --------
Daniel McKenzie              46           2000       President, Chief Executive Officer and
                                                     Chairman of the Board of Directors
Philip A. Lapp               72           2000       Director
Philip G. MacDonnell         59           2000       Director
Mark F. Milazzo              44           2000       Director
Ken Reid                     56           2000       Director
Bart Sonck                   36           2000       Director

BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION AS DIRECTORS

Philip A. Lapp, Director

         Philip Lapp has been a director of the Company since January 25, 2000. From 1969 to 1998 Dr. Lapp was President of Philip A. Lapp Limited, a consulting firm. Dr. Lapp previously served in the capacity of Senior Vice President and Director of SPAR Aerospace Limited, where he was responsible for all engineering and technical programs from 1967 until 1969. While also at SPAR Aerospace, Dr. Lapp established and developed entry into the medical and technological markets. From 1955 to 1966, Dr. Lapp served as both Director of Technical Operations and as Chief Engineer of de Havilland Aircraft of Canada. Dr. Lapp currently holds numerous directorships, including on the boards of CDM Information Inc.,
InfoWest Services Inc., Kenneth Molson Foundation (Chairman), EMR Microwave Technology Corporation, PCI Enterprises Inc., Mind the Store Inc. (Chairman) and VisuaLabs Inc. He is also a Honorary Governor at York University. His professional affiliations include: Canadian Council of Professional Engineers (President 1987-1988); Fellow of the Royal Society of Canada; Fellow of the Canadian Academy of Engineering (President 1988); Member of the Association of Professional Engineers of Ontario (President 1982-1983); Senior Member of the
Institute of Electrical and Electronics Engineers; Fellow of Canadian Aeronautics and Space Institute (President 1967-1968); Member of Canadian Remote Sensing Society; and Senior Member of American Aeronautics and Astronautics.

Daniel A. McKenzie, Director

         Since January 2000, Dan McKenzie has served as the President, Chief Executive Officer and Chairman of the Board of Directors of the Company. From 1990 until 1998, Mr. McKenzie served as President and Chief Executive Officer of EveryWare Development Inc., a software company providing cross-platform development tools for creating dynamic Web-based applications he founded in 1990. When EveryWare became a publicly traded company in 1995, Mr. McKenzie also served in the capacity of Chairman of the Board. In November 1998, EveryWare was acquired by Pervasive Software Inc. All told, Mr.

McKenzie's brings 19 years of high tech management experience, including 15 years served in an owner/manager capacity, as well as experience in growing and merging early stage technology companies. Mr. McKenzie is a Director of Aucxis Ltd., an affiliated company listed on the Australian Stock Exchange.

Phillip MacDonnell, Director

Phil MacDonnell has been a director of the Company since January 25, 2000. Mr. MacDonnell also serves as a Vice President and a director of Hawk Capital Corporation and Hawk Partners Ltd., which companies provide financial services to Canadian companies. He has held such positions since 1998 and 1997, respectively. He also has served as: (i) President and director of P.G. MacDonnell Services Ltd. since 1997; (ii) director of Constitution Insurance Company since 1987; (iii) director of Syntex Systems Ltd., a publicly traded Company on the American Stock Exchange, since 1997; (iv) director of World Wide Warranty (CDNX); and (v) director of Palco Communications, a private company since 1999. In 1969, Mr. MacDonnell became a founding partner in Loewen Ondaattje McCutheon & Co. Ltd., an international institutional stock Brokerage Company publicly traded on the Toronto Stock Exchange (TSE). Mr. MacDonnell has sat on the Board of the Vancouver Stock Exchange and was a director of Grand Field Pacific Ltd. (a publicly traded hotel Company on the TSE 1996-1998) and EveryWare Development Inc. (a publicly traded software Company on the American Stock Exchange 1997-1998). Mr. MacDonnell obtained an Honors Business Administration Degree in 1960 while at the University of Western Ontario, and he later obtained a Chartered Accountants Degree from the Institute of Chartered Accountants in 1964.

Mark F. Milazzo, Director

         Mark Milazzo has been a director of the Company since March 6, 2000. Mr. Milazzo also currently serves in the capacity of Director, Wireless Market Development, Service Provider Line of Business, at Cisco Systems Inc. in San Jose, California, which company he joined in 1992. From 1998 to 1999, he was the Director, Service Provider Global Alliances, for Cisco Systems Inc., responsible for building Cisco's Global Alliances with key service providers. Mr. Milazzo served as a Region Manager from 1995 to 1998 at Cisco Systems Inc. and, from 1994 to 1995, as an Account Manager to an assigned territory which included the BCE group, Nortel, Bell Canada and Bell Mobility. Prior to 1994, Mr. Milazzo worked at Cisco Systems Canada as Channel Manager, where he was responsible for developing the public carriers channel of business in Canada. He was also responsible for strategy development and Cisco's global sales channel support in Cisco's Mobile Wireless area. From 1987 until 1992, Mr. Milazzo was the General Manager for Computer Logics Ltd., where he managed a software development firm developing PC to mainframe gateway software to corporate clients worldwide. Mr. Milazzo holds a Bachelor of Science (B.Sc.) and a Master of Science (M.Sc.) in Microbiology & Immunology from the University of Western Ontario in London, Ontario.

Ken Reid, Director

         Ken Reid has been a director of the Company since June 23, 2000. Mr. Reid has also served since 1997 in the role of President & CEO of Ontario Flower Growers Inc., one of North America's largest suppliers of cut flowers and plant products to the wholesale and retail market place. Additionally, Mr. Reid is the General Manager (1994 to present) of Ontario Flower Growers Co-Operative Limited, the largest concentration of growers in Canada.

Bart Sonck, Director

Bart Sonck has been a director of the Company since June 16, 2000. Mr. Sonck has also served in the following positions at ABN AMRO and its affiliated companies since 1994: (i) Senior Account Manager Corporate Banking for ABN AMRO Bank N.V. (Belgian Branch) Antwerp Office, where he was responsible for customer relations management and business development (1994 to 1998); (ii) Regional Manager Corporate Banking for ABN AMRO Bank N.V. (Belgian Branch) Brussels Office, where he was responsible for management of team of senior account managers, for Customer Relations Management & Business Development (1998 to 1999); and (iii) Managing Director of ABN AMRO Capital Investments, where he is responsible for the development of the Private Equity and Venture Capital operations of ABN AMRO in Belgium (2000 to present). Mr. Sonck has been involved in the banking community for over ten years, having held positions with JP Morgan, Bank Brussel Lambert and, most recently, with ABN AMRO. Mr. Sonck holds a Master in Arts from Vrije Universiteit Brussel and a Master of Business Administration, Vrije Universiteit Brussel Solvay Business School. Mr. Sonck has also lectured at Hogere Taal- & Handelsleergangen in the areas of Quality Management in the Banking Industry, Trade & Export Finance, Interest and Currency Risk Hedging and Credit Negotiation for Relationship Managers.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES TO SERVE AS DIRECTORS UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED.

COMMITTEES

         The Company has an Audit Committee consisting of Phillip MacDonnell, Ken Reid and Bart Sonck, each of whom is an independent Director of the Company. The Audit Committee's functions are to serve as an independent and objective monitor of the Company's financial reporting process and internal control system, to review and appraise the audit efforts of the Company's independent auditors, and to provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors. The Audit Committee was formed on June 30, 2000 and had one (1) meeting during the fiscal year ending December 31, 2000.

         The Company has a Compensation Committee consisting of Phil Lapp and Mark Milazzo. The Compensation Committees' functions are to review all matters relating to the compensation of executive officers of the Company. The Compensation Committee had one (1) meeting during the fiscal year ending December 31, 2000.

         The Company does not have a Nominating Committee.

COMPENSATION OF DIRECTORS

         Currently, upon being appointed to the Board of Directors, each director of the Company receives options to purchase up to 50,000 shares of the Company's common stock under the 1999 Stock Option Plan. In addition, the Company compensates each of its directors Cdn $5,000 per annum and Cdn $500 for each meeting held for which such director attends.

MEETING OF THE BOARD OF DIRECTORS

         The Board of Directors held 2 meetings during the fiscal year ended December 31, 2000. During such fiscal year, none of the directors attended fewer than 75% of the aggregate of (i) the total meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which such director served.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the shares of the Company's common stock as of the date of April 24, 2001 by (i) each person who is known by the management to own beneficially more than five percent (5%) of the Company's issued and outstanding shares of common stock, (ii) the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers whose compensation on an annualized basis (salary and bonus) for services rendered in all capacities to the Company during the year ended December 31, 2000 exceeded US $100,000 (collectively, the "Named Executive Officers"), and (iii) each of the Company's directors.

                                                                                                     PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                                        NUMBER OF SHARES (1)         CLASS
-----------------------------------------------------------------------    ---------------------     --------------
J. Andrews, in Trust for the Shareholders of Sanga International Inc.(2)                16,500,000         24.9%
c/o Pachulski, Stong, Ziehl, Yang & Jones P.C.
10100 Santa Monica Blvd., Suite 1100, Los Angeles, CA 90067

ABN AMRO Capital Investments (Belgie) N.V.                                               4,072,639          6.1%
Regentlaan 53, 1000 Brussels, Belgium

Luc Schelfhout                                                                       3,636,364 (3)          5.5%
Bornte 204/A, Stekene, Belgium 9190

QFG Holdings Limited, Inc. (4)                                                           4,455,883          6.7%
P.O. Box 659, Roadtown, Tortola, BVI

Daniel McKenzie                                                                      1,661,987 (5)          *
c/o 220 King Street West, Suite 200, Toronto, Ontario M5H 1K4

David Hackett                                                                        1,236,987 (6)          *
c/o 220 King Street West, Suite 200, Toronto, Ontario M5H 1K4

Philip Lapp                                                                             50,000 (7)          *
c/o 220 King Street West, Suite 200, Toronto, Ontario M5H 1K4

Mark Milazzo                                                                            50,000 (7)          *
c/o 220 King Street West, Suite 200, Toronto, Ontario M5H 1K4

Phillip MacDonnell                                                                      50,000 (7)          *
c/o 220 King Street West, Suite 200, Toronto, Ontario M5H 1K4

Ken Reid                                                                                50,000 (7)          *
c/o 220 King Street West, Suite 200, Toronto, Ontario M5H 1K4

Bart Sonck                                                                              50,000 (7)          *
c/o 220 King Street West, Suite 200, Toronto, Ontario M5H 1K4

All executive officers and directors as a group (11 persons)                6,868,626 (4)(5)(6)(7)         9.96%
-------------

1. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any share as to which 33 the individual or entity has voting power or investment power. Unless otherwise indicated, each person or entity has sole voting and investment power with respect to shares shown as beneficially owned. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days, whether pursuant to the exercise of options, conversion of securities or otherwise.

2. The shares are beneficially owned by Sanga International Inc. which is currently undergoing a restructuring pursuant to Chapter 11 of United States Bankruptcy laws. Sanga does not have any controlling shareholder. The sole officer of Sanga is John Andrews and its directors are John Andrews, Mitch Stein and Masood Jabor.

3.   Includes 1,818,182 shares held by Mr. Schelfhout's spouse, Hilde de Laet.

4. QFG is controlled by the Ballantine Family Trust, and David Ballantine is the sole director of QFG.

5. Includes 161,987 shares held by a holding company and 1,500,00 shares issuable upon exercise of stock options, re-priced at $0.35 per share on December 30, 2000.

6. Includes 136,987 common shares held by a holding company for Mr. Hackett's wife and children and 1,000,000 shares issuable upon exercise of stock options, re-priced at $0.35 per share on December 30, 2000.

7. Consists of options enabling the holder to purchase up to 50,000 shares, re-priced at an exercise price of $0.35 per share on December 30, 2000.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's common stock ("Reporting Person"), to file with the Securities and Exchange Commission, on a timely basis, the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Company's common stock. Based solely on the Company's review of the copies of such forms by it, the Company believes that during fiscal 2000 all such filings were made.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain information for the two (2) years ended December 31, 2000 and December 31, 1999 regarding the compensation of the Company's Named Executive Officers.

                           SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------
                                              SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------
                                                                             Long-term compensation
                                                                        ------------------------ --------- ------------
                                            Annual compensation                 Awards           Payouts
                                     ---------------------------------- ------------------------ --------- ------------
                                                             Other      Restricted  Securities
                                                             annual     stock       underlying   LTIP       All other
                                      Salary     Bonus    compensation   awards      options/    payouts   compensation
Name and Principal Position   Year    (Cnd$)     (Cnd$)      (Cnd$)      (Cnd$)      SARs (#)     (Cnd$)     (Cnd$)
----------------------------- ------ ---------- --------- ------------- ---------- ------------- --------- ------------
Fred Tham, CEO and            1999           -         -             -          -             -         -            -
   President(1)
----------------------------- ------ ---------- --------- ------------- ---------- ------------- --------- ------------
Shane Maine, CEO and          2000           -         -             -          -                       -            -
   President (2)              1999           -                                        1,000,000(3)
----------------------------- ------ ---------- --------- ------------- ---------- ------------- --------- ------------
Dan McKenzie, President,      2000    $150,000         -             -          -     1,500,000(4)      -            -
CEO and Chairman (5)
----------------------------- ------ ---------- --------- ------------- ---------- ------------- --------- ------------
David Hackett, Chief          2000    $100,000         -             -          -                       -            -
Financial Officer             1999     $58,333                                        1,000,000(6)
----------------------------- ------ ---------- --------- ------------- ---------- ------------- --------- ------------


-------------------

(1) Fred Tham resigned as Chief Executive Officer and President on February 26, 1999.

(2) Shane Maine resigned as acting Chief Executive Officer and director on January 17, 2000.

(3) Options to purchase 1,000,000 shares of the Company's common stock canceled December 29, 2000, at which time no options had been exercised.

(4) Options to purchase 1,500,000 shares of the Company's common stock canceled December 29, 2000, after which time on December 30, 2000 new options to purchase 1,500,000 shares of the Company's common stock were granted at a exercise price of $0.35 per share.

(5)  Dan McKenzie was named Chief Executive Officer on January 17, 2000.

(6) Options to purchase 1,000,000 shares of the Company's common stock canceled December 29, 2000, after which time on December 30, 2000 new options to purchase 1,000,000 shares of the Company's common stock were granted at an exercise price of $0.35 per share.

     No retirement, pension, annuity benefits have been adopted by the Company for the benefit of the Company's employees.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 30, 2000, Dan McKenzie entered into an employment agreement to serve as President and Chief Executive Officer of the Company, effective January 2000, in addition to serving on the Board of Directors of the Company. Mr. McKenzie's employment agreement provides for a base fee of Cdn $200,000 per year, payable in equal semi-monthly payments, plus a bonus of Cdn $50,000 subject to meeting certain benchmarks outlined in the agreement. He will also be provided with insurance benefits and other perquisites, including car allowance, professional fees, along with four weeks vacation per annum, and the reimbursement of normal and reasonable business expenses. Under the agreement, Mr. McKenzie is also granted options to purchase up to an aggregate of 1,500,000 shares of the Company's common stock. These options vest upon date of grant and are exercisable at approximately US $0.35 per share. If the Company terminates Mr. McKenzie without just cause he will receive a severance amount equal to the greater of (i) the past 12 months compensation and (ii) $200,000, plus bonuses earned over the 12 months preceding his termination. The employment agreement also provides for a one (1) year non-competition clause and a one (1) year non-solicitation clause.

         On December 30, 2000, David Hackett entered into a restated and amended employment agreement with respect to his capacity as Chief Financial Officer of the Company, effective May 1, 1999. Mr. Hackett's employment agreement provides for a base fee of Cdn $165,000 per year, payable in equal semi-monthly payments, plus a bonus of Cdn $35,000 subject to meeting certain benchmarks outlined in the agreement. He will also be provided with insurance benefits and other perquisites, including car allowance and professional fees, along with four weeks vacation per annum, and the reimbursement of normal and reasonable business expenses. Under the agreement, Mr. Hackett is granted options to purchase up to an aggregate of 1,000,000 shares of the Company's common stock. These options vest upon date of grant and are exercisable at approximately US $0.35 per share. If the Company terminates Mr. Hackett without just cause he will receive a severance amount equal to the greater of (i) the past 12 months compensation and (ii) $165,000, plus bonuses earned over the 12 months preceding his termination. The employment agreement also provides for a one (1) year non-competition clause and a one (1) year non-solicitation clause.

         The majority of the Company's operations during the 1999 fiscal year were funded by Ventures North Investment Partners Inc ("Ventures North"). The amounts advanced were non-interest bearing, with no fixed terms of repayment. The entire balance owing, in the approximate sum of $860,793, was paid in full in January 2000. A significant percentage of the ownership interest of Ventures North is owned by stockholders of the Company. In addition, Ventures North owns 2,000,000 of the issued and outstanding shares of the Company's common stock.

         Under an agreement dated March 1, 1999 with Millennium Advisors Inc. ("Millennium"), the Company agreed to pay to Millennium a management fee of $20,000 per month for advice and services with respect to mergers and acquisitions, corporate structuring, administration and financing. The Company also entered into a contract for service whereby Millennium would be paid 25% of any funds it raised by the sale of the Company's equity or issuance of debt by the Company in excess of the amount required to complete the acquisition of Schelfhout Computer Systemen N.V. No amounts were paid under this agreement prior to agreement's termination in March 2000. Michael Gilley, a former director and officer of the Company, is President of Millennium.

         On August 12, 1999, the Company received a loan of $1,000,000 from Millennium, which loan was to be repaid within 30 days. In consideration for the loan, Millennium received 197,219 shares of the Company's common stock, with a deemed value of $1,000,000 as a financing fee. The number of shares of the Company's common stock issued was based on the weighted average closing price over the five (5) trading days prior to the date the loan was granted. The shares were issued in January, 2000.

         On August 29, 1999 Michael Gilley received stock options to purchase up to 250,000 shares of the Company's common stock which options were to vest over 3 years at an exercise price of $5.00 per share. At the time these options were granted, Mr. Gilley was a director of the Company. These options were canceled as part of the Company's settlement with Millennium where Mr. Gilley was President.

         On January 10, 2000, acting through the Company's subsidiary e-Auction Belgium N.V. (now Aucxis N.V. (Belgium)), the Company purchased all of the shares of Schelfhout Computer Systemen N.V. for a purchase price of US $10 million. The purchase price was satisfied by (i) the payment of US $4 million in cash (US $1 million was paid in August 1999 and the US $3 million balance was paid on completing the acquisition in January 2000) and (ii) the issuance of 3,636,364 shares of the Company's common stock, at a price per share of $1.65, having an aggregate value of US $6 Million. Of the shares issued, 1,818,182 shares of the Company's common stock were issued to Luc Schelfhout, a current officer of the Company, and 1,818,182 shares of the Company's common stock were issued to Mr. Schelfhout's spouse, Hilde de Laet. The $1.65 per share price was a negotiated price among Luc Schelfhout, Hilde de Laet and the Company. The price was based, in part, on the weighted average 40 day trading price of the Company's stock from the period of October 18, 1999 to December 13, 1999. Management believes that the terms and conditions of the foregoing transactions were no less favorable to the Company than terms attainable from unaffiliated third parties. Management believes that the terms and conditions of the foregoing transactions were no less favorable to the Company than terms attainable from unaffiliated third parties.

         As of March 20, 2000, the Company and Millennium agreed to terminate the March 1, 1999 consulting agreement. As part of such settlement, the Company agreed to pay, and did pay, Millennium $120,000 as full and final settlement under the agreement.

         On March 22, 2000, the Company formed a new subsidiary, SDL Invest, N.V., to be owned 99% by the Company and 1% by Luc Schelfhout, a current officer of the Company, and his spouse, Hilde de Laet. As part of this transaction, Mr. Schelfhout and his spouse were granted an option to purchase the Company's ownership interest in SDL Invest, N.V. at a nominal price, based upon the book value of the Company's contribution to capital.

         On August 24, 2000, Messrs. McKenzie and Hackett, a director and officer of the Company, respectively, and Mr. Maine, a former director and Chief Executive Officer of the Company, received options to purchase up to an aggregated of 1,500,000, 1,000,000 and 1,000,000 shares of the Company's common stock, respectively. The options vested on the date of grant and were exercisable at an exercise price of $0.80 per share. The Company subsequently canceled all of these options as of December 29, 2000. On December 30, 2000, Messrs. McKenzie and Hackett, received new options to purchase up to an aggregate of 1,500,000 and 1,000,000 shares of the Company's common stock, respectively, at the repriced exercise price of $0.35 per share, pursuant to their respective employment contracts dated January 1, 2001 with the Company.

         Management believes that the terms and conditions of the foregoing transactions were no less favorable to the Company than terms attainable from unaffilated third parties.

STOCK OPTIONS

         The following table sets forth the particulars of individual grants of options to purchase shares of the Company's common stock made to each of the Named Executive Officers who were granted options during the Financial year ended December 31, 2000:

           INCENTIVE STOCK OPTIONS GRANTED TO NAMED EXECUTIVE OFFICERS
                DURING THE FINANCIAL YEAR ENDED DECEMBER 31, 2000

         The following table sets forth the particulars of individual grants of options to purchase shares of the Company's common stock made to each of the Named Executive Officers who were granted options during the Financial year ended December 31, 2000:

                                       % OF TOTAL
                     SECURITIES     OPTIONS GRANTED                   MARKET VALUE OF SECURITIES
                    UNDER OPTION    TO EMPLOYEES IN                   UNDERLYDING OPTIONS ON THE
      NAME             GRANTED        FISCAL YEAR     EXERCISE PRICE    DATE OF THE GRANT       EXPIRATION DATE
----------------    ------------    ---------------   --------------    -----------------       ---------------
Dan McKenzie          1,500,000           21%             $0.85                $0.84            December 1, 2009(1)
David Hackett         1,000,000           21%             $0.85                $0.84            December 1, 2009(1)
Shane Maine           1,000,000           21%             $0.85                $0.84            December 1, 2009(1)
Dan McKenzie          1,500,000           23%             $0.80                $0.59            August 24, 2009 (2)
David Hackett         1,000,000           16%             $0.80                $0.59            August 24, 2009 (2)
Shane Maine           1,000,000           16%             $0.80                $0.59            August 24, 2009 (3)
Dan McKenzie          1,500,000           19%             $0.35                $0.42            December 30, 2010
David Hackett         1,000,000           12%             $0.35                $0.42            December 30, 2010
------------------

(1) These options were canceled on August 24, 2000, at which time new options to purchase the same number of shares of the Company's common stock were granted, at a repriced exercise price of $0.80 per share.

(2) These options were canceled on December 29, 2000, after which time new options to purchase the same number of shares of the Company's common stock were granted on December 30, 2000, at a repriced exercise price of $0.35 per share.

(3)  These options were canceled on December 29, 2000.

                                  PROPOSAL II.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                     --------------------------------------

         The Board of Directors of the Company, upon a recommendation given by the Audit Committee, has appointed PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal 2001.

         Representatives of PricewaterhouseCoopers LLP will not be present at the Annual Meeting [to respond to appropriate questions and to make such statements as they may desire].

         On October 10, 2000, the client-auditor relationship between the Company and Dale Matheson Carr-Hilton ("DMCH") ceased and the Company engaged PricewaterhouseCoopers LLP, as the Company's independent auditors for the fiscal year ending December 31, 2000. The decision to engage PricewaterhouseCoopers LLP was approved by the board of directors, upon the recommendation of the board of directors. DMCH's reports on the consolidated financial statements of the Company for fiscal year 1999 did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During fiscal year 1999 and the subsequent interim period preceding the resignation of DMCH, there were no disagreements with DMCH regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DMCH, would have caused DMCH to make reference to the subject matter of the disagreements in connection with its report. The Company requested that DMCH furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

         Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal 2001 will require the affirmative vote of at least a majority of the votes of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

         AUDIT FEES

         The aggregate fees billed for services rendered for the audit of Company's annual financial statements for fiscal 2000 were US$206,000.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         No aggregate fees were billed for services rendered by accountants which directly or indirectly related to the operating, or supervising the operation of, the Company's information system or managing the Company's local area network.

         ALL OTHER FEES

         There were no fees billed for services rendered by the principal accountants, other than those services covered in the previous two categories.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL 2001.

                                  PROPOSAL III.

            PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                        TO CHANGE THE NAME OF THE COMPANY
                        ---------------------------------

         At the Annual Meeting, you will be asked to vote upon an amendment (the "Name Change Amendment") to Article 1 of the Company's Articles of Incorporation to change the name of the Company from "e-Auction Global Trading Inc." to "Aucxis Corp." The terms of the Name Change Amendment are set forth in Appendix A to this Proxy Statement.

         As amended, Article I of the Company's Articles of Incorporation would read in its entirety as follows: "Article I -- Name. The name of the Corporation shall be "Aucxis Corp."

         The name change is intended to parallel the trade names given to the Company's operating subsidiaries located throughout the world. Changing the Company's name does not alter any of the rights of stockholders. The affirmative vote of a majority of the votes represented and voted at the Annual Meeting (assuming a quorum is present) is required to approve the Name Change Amendment. Any shares not voted at the Annual Meeting (whether by broker non-votes or otherwise, except abstentions) will have no impact on the vote. Shares as to which holders abstain from voting will be treated as votes against the Name Change Amendment.

         In the event the Name Change Amendment is approved by stockholders, the Company will thereafter file a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada, amending
Article I thereof, which will become effective at the close of business on the date such filing is accepted by the Secretary of State of the State of Nevada.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE AMENDMENT TO THE COMPANY'S
          ARTICLES OF INCORPORATION.

                                  PROPOSAL IV.

             PROPOSAL TO INCREASE NUMBER OF SHARES ISSUED UNDER THE
                        COMPANY'S 1999 STOCK OPTION PLAN
                        --------------------------------

         At the Annual Meeting, you will be asked to ratify the Amended and Restated 1999 Stock Option Plan (the "1999 Amended Plan") adopted by the Board of Directors of the Company on March 13, 2000. The 1999 Amended Plan, as amended by the Board of Directors, increases the maximum number of shares of common stock of the Company for which options may be granted to employees of the Company under the 1999 Stock Option Plan from 6,000,000 to 9,000,000. This amendment was necessitated by the need to grant to the Company's employees stock options exercisable for shares of common stock in excess of that number of shares authorized under the 1999 Stock Option Plan adopted by the Board and the stockholders on March 22, 1999. At March 13, 2000, when the amendment was adopted by the Board of Directors, options to purchase up to an aggregate of 5,650,000 shares of the Company's common stock had been granted by the Company, leaving less than 440,000 shares available for issuance under the 1999 Stock Option Plan. At the Company's fiscal year ended December 31, 2000, options exercisable for up to an aggregate of 3,518,383 shares of the Company's common stock had been granted under the 1999 Stock Option Plan.

         Despite the amendment adopted by the Board of Directors, the option grants permitted by such amendment cannot be exercised with respect to such additional shares until the 1999 Amended Plan is approved by the Company's stockholders. Accordingly, the Board of Directors unanimously recommends that stockholders ratify the adoption of the Amended 1999 Plan.

         The following summary of the 1999 Amended Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 1999 Amended Plan, set forth as Appendix B attached hereto and made a part hereof.

SUMMARY OF THE AMENDED 1999 PLAN

         Under the Amended 1999 Plan, any person, including, employees, directors, consultants of the Company or any parent or subsidiary of the Company (provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction), is eligible to be granted Non-Qualified Stock Options (as defined below). Incentive Stock Options (as defined below) will be granted, but only with respect to employees (including officers and directors who are also employees) of the Company or of a parent or subsidiary of the Company and only with respect to the first 6,000,000 options granted. Pending stockdholder approval of the Amended 1999 Plan, the additional 3,000,000 options that will be eligible for granting under the Amended 1999 Plan shall only in the form of Non-Qualified Stock Options.

         The Amended 1999 Plan is currently administered by the Board acting as the Committee, two or more members of which are "Non-Employee Directors" (as defined in Rule 16b-3 of the Securities Exchange Act of 1934) or "outside directors" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors or the Committee, as the case may be, will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the share price. The Board of Directors, or Committee, as the case may be, will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Unless sooner terminated, the Amended 1999 Plan will expire the earlier of ten years from the date of stockholder approval of the 1999 Amended Plan and the exercise of all outstanding options granted under the Amended 1999 Plan.

CHARACTERISTICS OF STOCK OPTIONS

         The Amended 1999 Plan provides for the grant of "incentive stock options," as defined in Section 422 of the Code ("Incentive Stock Options"), with respect to the initial 6,000,000 options granted under the Amended 1999 Plan, and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options") with respect to all 9,000,000 options eligible for granting under the Amended 1999 Plan. The

Board of Directors or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

         Options granted under the Amended 1999 Plan, and any interest therein, will not be transferable or assignable by the optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. All options granted under the Amended 1999 Plan, will, unless a shorter term is established by the Board of Directors or the Committee, expire if not exercised within ten years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the Amended 1999 Plan, may be exercised within three
(3) months following termination of employment or, in the event of death of the optionee, twelve within (12) months. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board of Directors or the Committee. The exercise price of an Option will be determined by the Committee when the Option is granted and may not be less than the fair market value of the shares on the date of grant; provided that (i) the exercise price of an Incentive Stock Option will not be less than 100% of the fair market value of the shares on the date of grant and (ii) the exercise price of any Option granted to a 10% stockholder will not be less than 110% of the fair market value of the shares on the date of grant.

         The Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under the 1999 Amended Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) to the extent the aggregate fair market value of shares (determined as of the date of grant) exceeds US $100,000.

         Any stock options granted shall become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee, as applicable, shall provide. Stock options granted under the Amended 1999 Plan are exercisable immediately (subject to repurchase pursuant to Section 10 of the Amended 1999 Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option
Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no Incentive Stock Option granted to a 10% Stockholder will be exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. The Amended 1999 Plan shall remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after March 22, 2009.

CERTAIN U.S. TAX CONSEQUENCES OF THE AMENDED 1999 PLAN

         The following is a general summary of certain material United States Federal income tax consequences of the grant and exercise of the options under the Amended 1999 Plan and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying securities. This description only pertains to U.S. Federal income tax consequences and does not attempt to address the tax consequences surrounding an optionee who is a resident of a country other than the United States. All optionees should nonetheless consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

         Incentive Stock Options Exercised With Cash

                  No taxable income will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. The optionee's tax basis in the shares acquired upon the exercise of an Incentive Stock Option with cash will be equal to the exercise price paid by the optionee for such shares.

                  If the shares received upon exercise of an Incentive Stock Option are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

                  If the shares received upon the exercise of an Incentive Stock Option are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

         Non-Qualified Stock Options Exercised With Cash

                  No taxable income will be recognized by an optionee upon the grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such Non-Qualified Stock Option will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

                  Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to a Non-Qualified Stock Option will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

         Exercises of Options Using Previously Acquired Shares

                  If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an Incentive Stock Option or a Non-Qualified Stock Option), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an Incentive Stock Option or if the shares used were acquired pursuant to the exercise of an Incentive Stock Option, the Replacement Shares are treated as having been acquired pursuant to the exercise of an Incentive Stock Option.

                  However, if an Incentive Stock Option is exercised with shares which were previously acquired pursuant to the exercise of an Incentive Stock Option but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior Incentive Stock Option and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

                  The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

                  Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

         Alternative Minimum Tax

                  In addition to the federal income tax consequences described above, an optionee who exercises an Incentive Stock Option may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an Incentive Stock Option, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the Incentive Stock Option adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. A holder of an Incentive Stock Option should consult with the optionee's tax advisors concerning the applicability and effect of the alternative minimum tax.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE AMENDMENT TO THE AMENDED 1999 PLAN TO
     INCREASE THE NUMBER OF SHARES ISSUABLE UNDER SUCH AMENDED 1999
     PLAN.

                                   PROPOSAL V.

             PROPOSAL TO ADOPT THE COMPANY'S 2001 STOCK OPTION PLAN
             ------------------------------------------------------

         On March 26, 2001 The Board of Directors adopted the Company's 2001 Stock Option Plan (the "2001 Plan"), subject to approval by the stockholders at the Annual Meeting.

         The 2001 Plan is meant to update the Company's existing stock option plan (in the form of the 1999 Amended Plan) to reflect the current legal and tax requirements and is intended to work in tandem with the 1999 Amended Plan so that the aggregate number of shares available for exercise under the Company's program of stock options does not exceed, at any one time, an aggregate of 10,000,000 shares, or roughly 15% of the issued and outstanding stock of the Company as of the date of adoption of the 2001 Plan. The Board of Directors believes that it is in the best interest of the Company and its stockholders to continue to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock through the granting of stock options. The Board of Directors believes that the 2001 Plan is consistent with such objective. The 2001 Plan is intended to (i) provide the Company with significant means to attract and retain talented personnel, (ii) result in saving cash, which otherwise would be required to retain current key employees, and adequately attract and reward key personnel, and (iii) ultimately will prove beneficial to the Company's ability to be competitive. In view of the substantial growth of the Company and the need to continue to expand, the Board of Directors recommends that the Plan should be approved.

         The following summary of the 2001 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2001 Plan, set forth as Appendix C attached hereto and made a part hereof.

SUMMARY OF THE 2001 STOCK OPTION PLAN

         The 2001 Plan shall operate in tandem with the Amended 1999 Plan and shall provide for the granting of options to purchase up to 10,000,000 shares of Common Stock, subject to the amount of options granted and still outstanding under the Amended 1999 Plan as well as such other adjustment as described more particularly in the 2001 Plan. Specifically, in no event shall the aggregate number of shares of the Company's common stock available for granting under the 2001 Plan and the Amended 1999 Plan exceed 10,000,000, in the aggregate. Any person, including, employees, directors, consultants of the Company or any parent or subsidiary of the Company (provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) are eligible to be granted Non-Qualified Stock Options (as defined below) under the 2001 Plan. Pending stockholder approval of the 2001 Plan, Incentive Stock Options (as defined below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a parent or subsidiary of the Company.

         The 2001 Plan will be administered by the Committee or the Board acting as the Committee, consisting of two or more members of the Board of Directors, appointed by the Board of Directors, who must be "Non-Employee Directors" (as defined in Rule 16b-3 of the Securities Exchange Act of 1934) and an "outside director" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Board of Directors or the Committee, as the case may be, will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the share price. The Board of Directors, or Committee, as the case may be, will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Unless sooner terminated, the 2001 Plan will expire ten (10) years from the date of stockholder approval of the 2001 Plan.

CHARACTERISTICS OF STOCK OPTIONS

         The 2001 Plan provides for the grant of "incentive stock options" as defined in Section 422 of the Code ("Incentive Stock Options"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Board of Directors or the Committee, as the case may be, shall determine those persons to whom stock options may be granted.

         Options granted under this 2001 Plan, and any interest therein, will not be transferable or assignable by the optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. All options granted under the 2001 Plan, will, unless a shorter term is established by the Board of Directors or the Committee, expire if not exercised within ten years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the 2001 Plan, may be exercised within 3 months following termination of employment. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board of Directors or the Committee. The exercise price of an Option will be determined by the Committee when the Option is granted and may not be less than the fair market value of the shares on the date of grant; provided that (i) the exercise price of an Incentive Stock Option will not be less than 100% of the fair market value of the shares on the date of grant and (ii) the exercise price of any Option granted to a 10% stockholder will not be less than 110% of the fair market value of the shares on the date of grant.

         The Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under this 2001 Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) to the extent the aggregate fair market value of shares (determined as of the date of grant) exceeds US $100,000.

         Any stock options granted shall become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Committee, as applicable, shall provide. Stock options granted under the 2001 Plan are exercisable immediately (subject to repurchase pursuant to Section 10 of the 2001 Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no Incentive Stock Option granted to a 10% Stockholder will be exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted. The Committee also may provide for options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. The Plan shall remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after March ___, 2010.

CERTAIN U.S. TAX CONSEQUENCES OF THE 2001 PLAN

         The following is a general summary of certain material United States Federal income tax consequences of the grant and exercise of the options under the 2001 Plan and the sale of any underlying security. This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Securities Exchange Act of 1934, as amended), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying securities.

This description only pertains to U.S. Federal income tax consequences and does not attempt to address the tax consequences surrounding an optionee in a country other than the United States. All optionees should nonetheless consult with their own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

         Incentive Stock Options Exercised With Cash

                  No taxable income will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. The optionee's tax basis in the shares acquired upon the exercise of an Incentive Stock Option with cash will be equal to the exercise price paid by the optionee for such shares.

                  If the shares received upon exercise of an Incentive Stock Option are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

                  If the shares received upon the exercise of an Incentive Stock Option are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

         Non-Qualified Stock Options Exercised With Cash

                  No taxable income will be recognized by an optionee upon the grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such Non-Qualified Stock Option will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

                  Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to a Non-Qualified Stock Option will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

         Exercises of Options Using Previously Acquired Shares

                  If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an Incentive Stock Option or a Non-Qualified Stock Option), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an Incentive Stock Option or if the shares used were acquired pursuant to the exercise of an Incentive Stock Option, the Replacement Shares are treated as having been acquired pursuant to the exercise of an Incentive Stock Option.

                  However, if an Incentive Stock Option is exercised with shares which were previously acquired pursuant to the exercise of an Incentive Stock Option but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior Incentive Stock Option and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

                  The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

                  Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

         Alternative Minimum Tax

                  In addition to the federal income tax consequences described above, an optionee who exercises an Incentive Stock Option may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an Incentive Stock Option, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the Incentive Stock Option adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. A holder of an Incentive Stock Option should consult with the optionee's tax advisors concerning the applicability and effect of the alternative minimum tax.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE 2001 PLAN.

           ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

         As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than that which has been referred to above. As to other business, if any, that may come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the proxy holder.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         Any stockholder proposal intended to be included in the Company's proxy statement and form of proxy for presentation at the 2002 Annual Meeting of Stockholders (the "2002 Meeting") pursuant to Rule 14a-8 ("Rule 14a-8"), as promulgated under the Exchange Act, must be received by the Company not later than December 1, 2002. As to any proposals submitted for presentation at the 2002 Meeting outside the processes of Rule 14a-8, the proxies named in the form of proxy for the 2002 Meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before January 15, 2002. However, even if such notice is timely received, such proxies nevertheless may be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

         Any stockholder proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at 220 King Street West, Suite 200, Toronto, Ontario M5H 1K4.

                             ADDITIONAL INFORMATION

         The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing, personal conversations, or by telephone or telegraph. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of its Common Stock.

                                              By order of the Board of Directors


                                              /s/
                                                 -------------------------------

April ____, 2001

                                   APPENDIX A
                                   ----------

            CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION

                                       OF

                          E-AUCTION GLOBAL TRADING INC.

           Under Section 78.390 of the Nevada General Corporation Law

                               ------------------

                  Pursuant to the unanimous written consent of the Board of Directors of e-AUCTION GLOBAL TRADING INC., a Nevada corporation (the "Corporation") and the vote of a majority of the shareholders of the Corporation entitled to vote thereon, which Corporation's original Articles of Incorporation were filed on July 8, 1998 with the Secretary of State of the State of Nevada, and pursuant to the provisions of Section 78.390 of the Revised Statutes of the State of Nevada, the undersigned do hereby certify as follows:

                  FIRST: The name of the corporation is e-Auction Global Trading Inc.

                  SECOND: The Board of Directors of the Corporation duly adopted the following resolution as of March __, 2001:

                                    RESOLVED,   that  it  is  advisable  in  the
                  judgment of the Board of Directors that the Articles be, and hereby are, amended by the deletion of Article FIRST thereof and the insertion of the following new Article:

                  FIRST: "The name of the corporation is Aucxis Corp."

                  THIRD: The amendment of the Articles of Incorporation of the corporation effected by this certificate of amendment is to amend Article One.

                  FOURTH: To accomplish the foregoing amendment, Article One of the Articles of Incorporation of the corporation relating to the name of the corporation is hereby deleted in its entirety and, in lieu thereof, amended as follows:

                  "FIRST": "The name of the corporation is Aucxis Corp."

                  FIFTH: The foregoing amendment of the Articles of Incorporation of the corporation was authorized by the consent in writing of all the members of the Board of Directors of the corporation followed by the vote of the holders of a majority of the outstanding shares of the corporation entitled to vote on the said amendment of the Articles of Incorporation at the Corporation's 2001 Annual Meeting of Shareholders.

Signed as of June __, 2001

                                                   -----------------------------
                                                   Daniel A. McKenzie, President

                                                   -----------------------------
                                                           , Assistant Secretary

                                 ACKNOWLEDGMENT

State of________________________

County of______________________


         On _____________________________, personally appeared before me, a notary public, each of ______________________________________________________,

who acknowledged that they are the names of persons appearing and signing document President and Assistant Secretary, respectively, of e-Auction Global

Trading, Inc. and that they executed the foregoing instrument in such capacities by authority of the board of directors of said corporation.


                                                    ---------------------------
                                                    Signature of Notary Public

                                                          (notary stamp or seal)

                                   APPENDIX B
                                   ----------

                          E-AUCTION GLOBAL TRADING INC.
                             1999 STOCK OPTION PLAN
               AS ADOPTED MARCH 1, 1999 AND AMENDED MARCH 13, 2000

         1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options. Capitalized terms not defined in the text are defined in Section 21. This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act.

         2.       SHARES SUBJECT TO THE PLAN.
                  --------------------------

                  2.1 Number of Shares Available. Subject to Sections 2.2 and 16, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 9,000,000 Shares. Subject to Sections 2.2 and 16, Shares will again be available for grant and issuance in connection with future Options under this Plan that are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Options granted under this Plan.

                  2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan and (b) the Exercise Prices of and number of Shares subject to outstanding Options, will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

         3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. Nonqualified Stock Options (as defined in Section 5 below) may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Option under this Plan.

         4.       ADMINISTRATION.
                  --------------

                  4.1 Committee Authority. This Plan will be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

                  (a) construe and interpret this Plan, any Stock Option Agreement (as defined in Section 5 below) and any other agreement or document executed pursuant to this Plan;

                  (b) prescribe, amend and rescind rules and regulations relating to this Plan;

                  (c)      select persons to receive Options;

                  (d)      determine the form and terms of Options;

                  (e) determine the number of Shares or other consideration subject to Options;

                  (f) determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

                  (g)      grant waivers of Plan or Option conditions;

                  (h)      determine the vesting and exercisability of Options;

                  (i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Option, any Stock Option Agreement (as defined in Section 5 below) or any Exercise Agreement (as defined in Section 5 below);

                  (j)      determine whether an Option has been earned; and

                  (k) make all other determinations necessary or advisable for the administration of this Plan.

                  4.2 Committee Discretion. Any determination made by the Committee with respect to any Option will be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of this Plan or Option, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Option under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Option under this Plan to Participants who are not Insiders of the Company.

         5. OPTIONS. The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOS") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

                  5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Agreement which will expressly identify the Option as an ISO or an NQSO ("STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

                  5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                  5.3 Exercise Period. Options may be exercisable immediately (subject to repurchase pursuant to Section 10 of this Plan) or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Subject to earlier termination of the Option as provided herein, each Participant shall have the right to exercise an Option granted hereunder at the rate of at least twenty percent (20%) per year over five (5) years from the date such Option is granted.

                  5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO will not be less than 100% of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 6 of this Plan.

                  5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

                  5.6 Termination. Subject to earlier termination pursuant to Subsection 16.1 and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

                  (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable upon the Termination Date, no later than three (3) months after the Termination Date (or such shorter time period, not less than thirty (30) days, as may be specified in the Stock Option Agreement) or such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO, but in any event, no later than the expiration date of the Options.

                  (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than because of Participant's death or Disability), then Participant's Options may be exercised, only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee), no later than twelve (12) months after the Termination Date (or such shorter time period, not less than six (6) months, as may be specified in the Stock Option Agreement) or such longer time period not exceeding five (5) years after the Termination Date as may be determined by the Committee, with any exercise beyond (a) three (3) months after the
                           Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or disability, within the meaning of Section

                           22(e)(3) of the Code, deemed to be an NQSO, but in any event no later than the expiration date of the Options.

                  5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

                  5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 17 below) of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

                  5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

                  5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

                  5.11 The following restrictions shall also apply to this Plan:

                  (i) the aggregate number of Shares reserved for issuance pursuant to Options granted to Insiders shall not exceed 10% of the Outstanding Issue;

                  (ii) Insiders shall not be issued, within any one year period, a number of Shares which exceeds 10% of the Outstanding Issue;

                  (iii) no Participant together with such Participant's Associates shall be issued, within any one year period, a number of Shares which exceeds 15% of the Outstanding Issue; and

                  (iv) the number of Shares reserved for issuance pursuant to Options to any one Participant shall not exceed 5% of the Outstanding Issue.

6.       PAYMENT FOR SHARE PURCHASES.
         ---------------------------

                  6.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                  (a) by cancellation of indebtedness of the Company to the Participant;

                  (b) by surrender of shares that either: (1) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

                  (c) by waiver of compensation due or accrued to the Participant for services rendered;

                  (d) provided that a public market for the Company's stock exists:

                           (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such
                                    Shares  to  forward   the   Exercise   Price
                                    directly to the Company; or

                           (2) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  (e)      by any combination of the foregoing.

                  6.2 Loan Guarantees. The Committee may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

         7.       WITHHOLDING TAXES.

                  7.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Options granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Options are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                  7.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Option that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee.

         8.       PRIVILEGES OF STOCK OWNERSHIP.

                  8.1 Voting and Dividends. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to
Section 10.

                  8.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Options outstanding, or as otherwise required or permitted under
Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

         9. TRANSFERABILITY. Options granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution. During the lifetime of the Participant an Option will be exercisable only by the Participant, and any elections with respect to an Option, may be made only by the Participant.

         10. RESTRICTIONS ON SHARES. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Stock Option Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, and/or (b) a right to repurchase Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after Participant's Termination Date for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price, provided, that such right of repurchase lapses at the rate of at least twenty percent (20%) per year over five (5) years from the date of grant of the Option. If such right of repurchase is assigned, the assignee must pay the Company upon assignment of the right (unless the assignee is a one hundred percent (100%) owned subsidiary of the Company or is the parent of the Company owning one hundred percent (100%) of the Company) cash equal to the difference between the Exercise Price and the Fair Market Value of the Shares, if the Exercise Price is less than the Fair Market Value of the Shares.

         11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or other Securities Commissions or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         12. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all
certificates   representing   Shares,   together
with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         13. EXCHANGE AND BUYOUT OF OPTIONS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective
Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

         14. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. This Plan is intended to comply with Section 25102(o) of the California Corporations Code. Any provision of the Plan which is inconsistent with Section 25102(o) shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o). An Option will not be effective unless such Option is in compliance with all applicable federal, state and provincial securities laws, rules and regulations of any governmental body or commission, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) compliance with any exemption, completion of any registration or other qualification of such Shares under any state, federal or provincial law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state or provincial securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         15. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

         16.      CORPORATE TRANSACTIONS.
                  ----------------------

                  16.1 Assumption or Replacement of Options by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which shareholders of the Company immediately prior to such merger (other than any shareholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of substantially all of the assets of the Company, any or all outstanding Options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Options or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Subsection 16.1. The Committee has the discretion to include in any Participant's Stock Option Agreement a provision stating that, pursuant to a transaction described in this Subsection 16.1, then notwithstanding any other provision in this Plan to the contrary, the vesting of such Options will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

                  16.2 Other Treatment of Options. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 16, in the event of the occurrence of any transaction described in Section 16.1, any outstanding Options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

                  16.3 Assumption of Options by the Company. The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Option under this Plan in substitution of such other company's option, or (b) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an Option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         17. ADOPTION AND SHAREHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the "EFFECTIVE DATE"). This Plan will be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Options pursuant to this Plan; provided, however, that no Option may be exercised prior to shareholder approval of this Plan.

         18. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval.

         19. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the shareholders of the Company, amend this Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the requirements of any stock exchange or automated quotation system upon which the Shares are listed.

         20. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the shareholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         21. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

                  "ASSOCIATE" has the meaning ascribed thereto in the Securities Act (Ontario) as amended from time to time.

                  "BOARD" means the Board of Directors of the Company.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMITTEE" means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board.

                  "COMPANY" means e-Auction Global Trading Inc. or any successor corporation.

                  "DISABILITY"   means  a  disability,   whether   temporary  or
permanent, partial or total, as determined by the Committee.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

                  "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                  (a) if such Common Stock is then quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market or if such Common Stock is then listed on the Toronto Stock Exchange, its closing price on the Toronto Stock Exchange on the date of determination as reported in The Wall Street Journal;

                  (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                  (c) if such Common Stock is publicly traded but is not quoted on the NASDAQ National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

                  (d) if none of the foregoing is applicable, by the Committee in good faith.

                  "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
Section 16 of the Exchange Act, or is an insider of the Company as defined by the Securities Act (Ontario) as amended from time to time.

                  "OUTSTANDING ISSUE" means the number of shares of capital stock of the Company that are outstanding immediately prior to any issuance of Options under this Plan or any issuance of Shares, as the case may be, excluding Shares issued pursuant to the Plan during the preceding one year period.

                  "OPTION" means an award of an option to purchase Shares pursuant to Section 5.

                  "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "PARTICIPANT" means a person who receives an Option under this Plan.

                  "PLAN" means this e-Auction Global Trading Inc. 1999 Stock Option Plan, as amended from time to time.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 16, and any successor security.

                  "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                  "UNVESTED  SHARES"  means  "Unvested  Shares"  as  defined  in
Section 2.2 of the Stock Option Agreement.

                  "VESTED  SHARES" means  "Vested  Shares" as defined in Section
2.2 of the Stock Option Agreement.

                                   APPENDIX C
                                   ----------

                             2001 STOCK OPTION PLAN
                                       OF
                          E-AUCTION GLOBAL TRADING INC.

         Section 1. Purposes of this Plan. This stock option plan (as the same may be supplemented, modified, amended or restated from time to time in the manner provided herein, this "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), and to consultants and directors who are not employees, of E-Auction Global Trading Inc., a Nevada corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Section 19 hereof), and to offer an additional inducement in obtaining the services of such individuals. This Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Tax Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Tax Code. Each reference to a consultant in the Plan shall be deemed to include each of the consultant's employees in the case of a consultant that is not a natural person.

         Section 2. Stock Subject to this Plan.

         (a) Subject to the provisions of Section 12, the aggregate number of shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), for which options may be granted under this Plan shall not exceed the number of shares of Common Stock covered by the Unissued Reserve (as defined below) and the Voided Options (as defined below) plus 1,000,000 shares; provided that in no event shall the aggregate number of shares of Common Stock available under the Plan and the 1999 Plan (as hereinafter defined) exceed 10,000,000. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Section 13 hereof, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under this Plan. The Company shall at all times during the term of this Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Plan.

         (b) "Unissued Reserve" shall mean the number of shares of Common Stock as of the date of the adoption hereof for which options were authorized but not issued and outstanding under the Company's Amended and Restated 1999 Stock Option Plan (the "1999 Plan"). "Voided Options" shall mean any and all options in respect of shares of Common Stock previously granted pursuant to 1999 Plan that become void, expire, are canceled, terminate unexercised or cease for any reason whatsoever to become exercisable.

         Section 3. Administration of this Plan.

         (a) This Plan will be administered by the Board of Directors, or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering this Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Tax Code or to comply with Rule 16b-3 promulgated under the Exchange Act, as amended, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer this Plan shall be comprised of two or more directors each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3, and (ii) an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3). The delegation of powers to the Committee shall be consistent with all applicable law

(including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Board or the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Board or the Committee.

         (b) Subject to the express provisions of this Plan, the Administrators shall have the authority, in their sole discretion, to determine (among other things): (i) the persons who shall be granted options; (ii) the times when they shall receive options; (iii) whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; (iv) the term of each option, including any provisions for early termination; (v) the date each option shall become exercisable; including any provisions for early vesting; (vi) whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; (vii) whether to accelerate the date of exercise of any option or installment; (viii) whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; (ix) the exercise price of each option; the form of payment of the exercise price; (x) the fair market value of a share of Common Stock; (xi) whether and under what conditions to restrict the pledge, sale or other disposition of any option granted under this Plan, the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction, whether individually, by class or otherwise; (xii) whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Section 11 hereof (the "Contract"), including (without limitation) restrictions or contingencies relating to (A) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Section 19 hereof) and any Subsidiaries, (B) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (C) the period of continued employment or consulting of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; (xiii) the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; (xiv) whether an optionee has a Disability (as such term is defined in Section 19); (xv) to cancel or modify an option either with the consent of the optionee or as provided in the Contract; provided, however, that the modified provision is permitted to be included in an option granted under this Plan on the date of the modification; provided, further, that in the case of a modification (within the meaning of Section 424(h) of the Tax Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of this Plan; (xvi) to construe the respective Contracts and this Plan; (xvii) to prescribe, amend and rescind policies, rules and regulations relating to this Plan; (xviii) to approve any provision of this Plan or any option granted under this Plan, or any amendment to either, that under Rule 16b-3 or Section 162(m) of the Tax Code requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order (1) to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or (2) to preserve any deduction under Section 162(m) of the Tax Code; and (xix) to make all other determinations necessary or advisable for administering this Plan.

         (c) Any controversy or claim arising out of or relating to this Plan, any option granted under this Plan or any Contract shall be determined unilaterally by the Administrators in their sole and absolute discretion. The determinations of the Administrators on matters referred to in this Section 3 shall be conclusive and binding on all parties.

         (d) No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to this Plan or any option granted hereunder.

         Section 4. Eligibility. The Administrators may from time to time, consistent with the purposes of this Plan, grant options to such employees (including officers and directors who are employees) of, or consultants to, the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under this Plan shall be 1,500,000 shares; and provided, further, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under this Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, that are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

         Section 5. Exercise Price.

         (a) The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that (i) except as provided below, the exercise price of an option shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; (ii) if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Tax Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than one hundred ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant; and (iii) the Administrators must first obtain the approval of the Board to grant a NQSO with an exercise price which is less than the fair market value of the shares on the date of the granting of the NQSO; provided, however, that with respect to any NQSO granted to a "covered employee" (as such term is defined in Section 162(m) of the Tax Code), the exercise price of the shares of Common Stock underlying such NQSO shall not be less than the fair market value of such shares on the date of granting of such NQSO.

         (b) The fair market value of a share of Common Stock on any day shall be: (i) if the principal market for the Common Stock is a national securities exchange, the closing sales price per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (A) if actual sales price information is available with respect to the Common Stock, the closing sales price per share of the Common Stock on such day on Nasdaq, or (B) if such information is not available, the closing bid and asked prices per share for the Common Stock on such day on Nasdaq; or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the closing bid and asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this subsection are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

         Section 6. Term. Each option granted pursuant to this Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted;

provided, however, that the term of each option granted pursuant to this Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO (but not an NQSO) is granted, the optionee owns (or is deemed to own under Section 424(d) of the Tax
Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

         Section 7. Exercise.

         (a) An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (i) specifying the option being exercised and the number of shares of Common Stock as to which such option is being exercised, and (ii) accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(A) in cash and/or by certified check, (B) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with Section 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, (C) with a concurrent sale of option shares to the extent permitted by subsection (b) of this Section, or (D) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

         (b) The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Administrators to sell all or a portion of the option shares and deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         (c) An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         (d) In no case may a fraction of a share of Common Stock be purchased or issued under this Plan.

         Section 8. Termination of Relationship.

         (a) Except as may otherwise be expressly provided in the applicable Contract or optionee's written employment or consulting or termination contract, any optionee whose employment or consulting relationship with the Company, its Parent, any of its Subsidiaries has terminated for any reason (other than the optionee's death or Disability) may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Section 19) or by reason of the voluntary termination of such relationship by, or the resignation of, the employee, such option shall terminate immediately.

         (b) For the purposes of this Plan, an employment or consulting relationship shall be deemed to exist between an individual and the Company if, at the time of the determination, the individual was an employee of the Company, its Parent, any of its Subsidiaries. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee or consultant for purposes of this Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or Parent, as the case may be, is guaranteed either by statute or by contract or the Company, its Parent, or any of its Subsidiaries, as the case may be, has consented in writing to longer absence. If the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed by statute, contract or consent, the employment or consulting relationship shall be deemed to have terminated on the 91st day of such leave.

         (c) Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason (other than the optionee's death or Disability) may exercise the options granted to the optionee as a director who was not an employee of or consultant to the Company, Parent or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the optionee's directorship is terminated for Cause, such option shall terminate immediately.

         (d) Nothing in this Plan or in any option granted under this Plan shall confer on any person any right to continue in the employ of or as a director of or consultant to the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

         Section 9. Death or Disability of an Optionee.

         (a) Except as may otherwise be expressly provided in the applicable Contract or optionee's written employment or consulting or termination contract, if an optionee dies (i) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (ii) within three (3) months after the termination of the optionee's employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (iii) within one (1) year following the termination of such employment or consulting relationship by reason of the optionee's Disability, the options granted to the optionee as an employee of, or consultant to, the Company, Parent or any of its Subsidiaries, will become fully vested and may be exercised, by the optionee's Legal Representative (as such term is defined in Section 19), at any time within one
(1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract or optionee's written employment or consulting or termination contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of the optionee's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one
(1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         (b) Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (i) while the optionee is a director of the Company, (ii) within three (3) months after the termination of the optionee's directorship with the Company (unless such termination was for Cause or without the consent of the Company) or (iii) within one (1) year after the termination of the optionee's directorship by reason of the optionee's Disability, the options granted to the optionee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the optionee's death, by the optionee's Legal Representative at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         Section 10. Compliance with Securities Laws.

         (a) It is a condition to the exercise of any option that either (i) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

         (b) The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company such optionee's representations and warranties, in form, substance and scope satisfactory to the Administrators, as the Administrators may determine to be necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including (without limitation) that (i) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (A) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

         (c) In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained by the Administrators free of any conditions not acceptable to the Administrators.

         Section 11. Stock Option Contracts. Each option shall be evidenced by an appropriate Contract duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

         Section 12. Adjustments upon Changes in Common Stock.

         (a) In the event of (i) a dissolution  or  liquidation  of the Company,
(ii) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all optionees), (iii) a merger in which the Company is the surviving corporation but after which stockholders of the Company immediately prior to such merger (other than any stockholder which merges, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (iv) the sale of substantially all of the assets of the Company, any or all outstanding options may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all optionees. In the alternative, the successor corporation may substitute equivalent options or provide substantially similar consideration to optionees as was provided to stockholders (after taking into account the existing provisions of the options). The successor corporation may also issue, in place of outstanding Shares of the Company held by the optionee, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the optionee than those which applied to such outstanding Shares immediately prior to such transaction described in this subsection (a). The Administrators have the discretion to include in any optionee's Contract a provision stating that, pursuant to a transaction described in this subsection (a), then notwithstanding any other provision in this Plan to the contrary, the vesting of such options will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Administrators determine, and if such options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

         (b) Subject to any greater rights granted to optionees under the foregoing provisions of this Section 12, in the event of the occurrence of any transaction described in paragarph (a), any outstanding options will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

         (c) The Company, from time to time, also may substitute or assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an option under this Plan in substitution of such other company's option, or (ii) assuming such option as if it had been granted under this Plan if the terms of such assumed option could be applied to an option granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed option would have been eligible to be granted an option under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an option granted by another company, the terms and conditions of such option will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new option rather than assuming an existing option, such new option may be granted with a similarly adjusted exercise price.

         Section 13. Amendments and Termination of this Plan. This Plan was adopted by the Board of Directors on March 26, 2001. No option may be granted under this Plan after March 26, 2011. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate this Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including (without limitation) in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Tax Code, or to comply with the provisions of Rule 16b-3 of the Exchange Act or
Section 162(m) of the Tax Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, that would (a) except as contemplated in Section 12, increase the maximum number of shares of Common Stock for which options may be granted under this Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of this Plan shall adversely affect the rights of an optionee under any option granted under this Plan without such optionee's consent. The power of the Administrators to construe and administer any option granted under this Plan prior to the termination or suspension of this Plan shall continue after such termination or during such suspension.

         Section 14. Non-Transferability.

         (a) Except as otherwise provided below or in the applicable Contract, no option granted under this Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee's Legal Representatives. Except to the extent provided below or in the applicable Contract, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect, unless and to the extent the Board, in the case of NQSOs, has given its express written consent to any pledge or hypothecation to (and subsequent disposition by) a financial institution, which NQSOs shall continue to be subject to the terms and provisions of this Plan and the applicable Contract and may be subject to such additional limits, conditions and provisions as the Board may require in its sole and absolute discretion as a condition of such consent.

         (b) Following any permitted transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Sections 7 and 10 reference to "optionee" shall be deemed to refer to the transferee. The provisions in Section 8 hereof respecting the effect of termination of employment and Section 9 respecting the effect of death or Disability shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified in the Contract. Any permitted transferee shall be required prior to any transfer of an option or shares of Common Stock acquired pursuant to the exercise of an option to execute a written undertaking to be bound by the provisions of this Plan and the applicable Contract.

         Section 15. Withholding Taxes. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Section 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

         Section 16. Legends; Payment of Expenses.

         (a) The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under this Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (ii) implement the provisions of this Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (iii) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Tax Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under this Plan.

         (b) The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under this Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         Section 17. Use of Proceeds. Except to the extent required by law, the Company's Certificate of Incorporation, or the Company's By-laws, the cash proceeds to be received upon the exercise of an option under this Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

         Section 18. Substitutions and Assumptions of Options of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Section 19) or assume the prior options of such Constituent Corporation.

         Section 19. Definitions.

         (a) "Business Day" shall mean any day other than (i) any Saturday or Sunday or (ii) New Year's Day, Martin Luther King's Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving, and Christmas.

         (b) "Cause," in connection with the termination of an optionee, shall mean (i) "cause", as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services or termination agreement between the Company and such optionee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such optionee pursuant to Section 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct, (B) failure of such optionee to perform adequately any of the optionee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to clauses (A) through (E), as determined by the Board of Directors in their sole and absolute discretion.

         (c) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Tax Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

         (d) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Tax Code.

         (e) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under this Plan.

         (f) "Parent"  shall mean a "parent  corporation"  within the meaning of
Section 424(e) of the Tax Code.

         (g) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Tax Code.

         Section 20. Governing Law. This Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Nevada (other than those that would defer to the substantive laws of another jurisdiction).

         Section 21. Construction. Neither this Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing this Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the plural and singular, respectively, and any term stated in the masculine, feminine or neuter gender shall include the other forms as well. Captions and headings have been provided for convenience and shall not affect the meaning or interpretation of this Plan or any Contract.

         Section 22. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in this Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         Section 23. Stockholder Approval. This Plan shall be subject to approval by (a) the holders of a majority of the votes present in person or by proxy entitled to vote hereon at a duly held meeting of the Company's stockholders at which a quorum is present or (b) the Company's stockholders acting in accordance with the provisions of Section 78.320 of the Nevada General Corporation Law. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if this Plan had not been subject to such approval. Notwithstanding the foregoing, if this Plan is not approved by a vote of the stockholders of the Company on or before March 25, 2002, this Plan and any options granted hereunder shall terminate.